UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Western
Asset Variable High
Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio’s primary objective is high current income. Its secondary objective is capital appreciation.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable High Income Portfolio. There was no change in the Portfolio’s investment objectives or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	31

Statement of operations	32

Statements of changes in net assets	33

Financial highlights	34

Notes to financial statements	35

Report of independent registered public accounting firm	47

Additional information	48

Important tax information	56

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason Western Asset Variable High Income Portfolio   I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve months ended October 31, 2009, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended October 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 13.79%.

The high-yield bond market produced very strong results for the twelve months ended October 31, 2009. After generating extremely poor results in November 2008, the asset class posted positive returns during ten of the last eleven months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the twelve months

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ended October 31, 2009, the Citigroup High Yield Market Indexviii returned 45.26%.

After falling sharply in the fall of 2008 (prior to the beginning of the reporting period), emerging market debt prices rallied sharply—posting positive returns during eleven of the twelve months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended October 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 39.64%.

Special shareholder notice
The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Effective September 11, 2009, the Portfolio’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Portfolio. Messrs. Leech and Walsh have been portfolio managers of the Portfolio since March 2006, Mr. Buchanan has been portfolio manager of the Portfolio since February 2007 and Mr. Gardner became a portfolio manager of the Portfolio on May 17, 2007. Messrs. Leech, Walsh, Buchanan and Gardner are employed by Western Asset Management Company. The portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, durationx weighting and term structure decisions.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

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Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 27, 2009

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All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

ix	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.
.

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to provide high current income with capital appreciation as a secondary objective. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers and related investments. The Portfolio may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers, including those in emerging market countries.

We attempt to minimize the risk of any individual security by diversifying the Portfolio’s investments across a broad range of issues, industries and maturity date. In selecting high-yield corporate fixed-income securities, we consider and compare the relative yields of various types of obligations. In selecting securities for the portfolio, we employ a forward-looking strategy as we seek to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?†
A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, as there were signs that the economy was stabilizing and investor risk aversion abated. This led to a strong rally in the spread sectors

† All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

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Portfolio overview continued

(non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The high-yield bond market also experienced periods of volatility during the fiscal year. In addition to an overall deterioration in credit fundamentals, extremely challenging market technicals dragged down the asset class early in the reporting period. These included the fallout from the subprime mortgage market, unrest in the financial markets, forced selling by leveraged investors and illiquidity. After rallying in December 2008 and January 2009, weak economic data in the first quarter of 2009 triggered another flight to quality and caused high-yield prices to weaken through early March. However, when economic data began to stabilize in the second quarter and upon the release of the U.S. Treasury sponsored bank “stress” tests in May, the rally was renewed. The stress tests were viewed as benign and provided relief to investors that the doomsday predictions by some in January and February that banks were generally insolvent were erroneous. The high-yield market staged an impressive rally during the last eight months of the fiscal year. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the recession was drawing to a close. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexii returned 48.65% for the twelve months ended October 31, 2009. During that time, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, as they returned 59.18% and 42.54%, respectively.

Q. How did we respond to these changing market conditions?
A. When the reporting period began, the portfolio was aggressively positioned, with a lower average quality rating than that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, the Portfolio’s benchmark. This was based on our expectations that there was little chance of a deep or lengthy recession. In hindsight, this proved to be the wrong decision for the first half of the reporting period, as the upheaval in the financial markets during the fall of 2008 contributed to a severe global downturn. Given the weak economy, we did move to a more defensive posture during the first half of the fiscal year. In particular, we increased our exposure to areas that generally hold up relatively well during economic declines, such as Energy and Wireless1 companies. However, these efforts were, at times, challenged due to illiquid conditions in the marketplace.

1 Wireless is included in the Telecommunication Services sector.

2   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

As the fiscal year progressed, we made several other adjustments to the portfolio. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the benchmark substantially increased. Given improved fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the benchmark. During the latter portion of the period, we also sought to capture profits in a number of holdings given the extremely strong performance in the high-yield market. In particular, we emphasized selling certain senior unsecured securities that had performed very well and reallocated those assets into senior secured securities. This also served to reduce the portfolio’s overall risk profile.

Performance review
For the twelve months ended October 31, 2009, Legg Mason Western Asset Variable High Income Portfolio1 returned 45.22%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 48.65% for the same period. The Lipper Variable High Current Yield Funds Category Average2 returned 32.01% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Portfolio’s Lipper category.

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Portfolio overview continued

PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Variable High Income Portfolio[1]	32.67%	45.22%

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	27.72%	48.65%

Lipper Variable High Current Yield Funds Category Average[2]	23.51%	32.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

The 30-Day SEC Yield for the period ended October 31, 2009 was 10.19%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.71%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?
A. The portfolio’s quality biases were the largest contributors to performance during the period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to generate incremental yields given the low interest rate environment. The portfolio also benefited from its underweight to B-rated securities, which underperformed the benchmark as high-yield managers tended to favor BB-rated securities early in the reporting period and increased their exposure to lower-quality securities (below B-rated) as the fiscal year progressed.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds for the six-month period and among the 112 funds for the twelve-month period in the Portfolio’s Lipper category.

4   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Also contributing to results was the portfolio’s overweight to the Transportation1 sector, as this sector performed well given signs that economic conditions were improving. The portfolio’s overall underweight to Communications2 was also rewarded, as it lagged the benchmark. Within the Communications space, our underweight to Media—Non-Cable was beneficial, as advertising-based businesses continued to struggle. We also benefited by continuing to favor Wireless issuers due to their hard assets and predictable cash flows.

In terms of security selection, the portfolio benefited from its lack of exposure to a number of securities that lagged the benchmark. Among the portfolio’s ten largest underweight positions relative to the benchmark, seven of them underperformed the benchmark.

Q. What were the leading detractors from performance?†
A. Sector selection, as a whole, was a detractor from relative performance over the fiscal year. During the global financial crisis, the rating agencies downgraded several financial intermediaries to below investment grade status. As a result, Financials became a larger part of the high-yield market during the fiscal year. Despite adding exposure to the Financials sector, our underweight detracted from performance as Financials rapidly recovered in the second half of the twelve-month reporting period, rising 52.25% during that time. An underweight in the Information Technology sector was another detractor from the Portfolio’s relative performance, as this sector was the second best performer within the benchmark during the reporting period (+51.06%). In particular, the portfolio’s lack of exposure to distressed companies that performed well in the low-quality rally detracted from relative performance. Other areas that detracted from performance were our overweights in the Energy and Utilities sectors. Within the Energy sector, we took a cautious approach with the securities we owned given our concerns about global demand. The Utilities sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers.

Overall, security selection was also a detractor from performance. While the portfolio avoided a number of underperforming securities, its lack of exposure to some of the best performing names was a drag on results. Among the portfolio’s ten largest overweights, only four outperformed the benchmark during the twelve-month period.

1 Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.
2 Communications consists of the following industries: Media—Cable, Media—Non-Cable and Telecommunications.
† All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   5

Portfolio overview continued

Thank you for your investment in Legg Mason Western Asset Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Consumer Discretionary (19.3%), Energy (15.9%), Financials (15.1%), Industrials (12.8%) and Materials (9.2%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

6   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Portfolio at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of October 31, 2009 and October 31, 2008. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

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Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
32.67%	$1,000.00	$1,326.70	0.74%	$4.34

[1]	For the six months ended October 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,021.48	0.74%	$3.77

[1]	For the six months ended October 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

Twelve Months Ended 10/31/09	45.22%

Five Years Ended 10/31/09	4.55

Ten Years Ended 10/31/09	4.26

CUMULATIVE TOTAL RETURN[1]

10/31/99 through 10/31/09	51.79%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO VS. BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX † — October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable High Income Portfolio on October 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   11

Schedule of investments
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 91.2%

CONSUMER DISCRETIONARY — 18.5%

	Auto Components — 0.7%
$150,000	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$165,375

	Allison Transmission Inc., Senior Notes:

120,000	11.000% due 11/1/15(a)	123,000

660,000	11.250% due 11/1/15(a)(b)	656,700

110,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	33,550

	Visteon Corp., Senior Notes:

357,000	8.250% due 8/1/10(c)	92,820

262,000	12.250% due 12/31/16(a)(c)	98,250

	Total Auto Components	1,169,695

	Automobiles — 0.4%
	Motors Liquidation Co.:

1,990,000	Notes, 7.200% due 1/15/11(c)	298,500

1,880,000	Senior Debentures, 8.375% due 7/15/33(c)	291,400

	Total Automobiles	589,900

	Diversified Consumer Services — 0.3%
180,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	197,100

	Service Corp. International, Senior Notes:

25,000	7.625% due 10/1/18	24,938

280,000	7.500% due 4/1/27	250,600

	Total Diversified Consumer Services	472,638

	Hotels, Restaurants & Leisure — 7.0%
515,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	538,175

340,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	295,800

845,000	Buffets Inc., 12.500% due 11/1/14(c)(d)(e)	0

585,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	599,625

640,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	521,600

	El Pollo Loco Inc.:

1,105,000	Senior Notes, 11.750% due 11/15/13	1,022,125

265,000	Senior Secured Notes, 11.750% due 12/1/12(a)	279,575

	Harrah’s Operating Co. Inc.:

810,000	Senior Notes, 10.750% due 2/1/16	623,700

See Notes to Financial Statements.

12   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 7.0% continued

	Senior Secured Notes:

$275,000	10.000% due 12/15/15(a)	$217,250

535,000	11.250% due 6/1/17(a)	548,375

1,025,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	1,050,625

650,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	419,250

1,460,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(e)	587,650

260,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	206,375

	MGM MIRAGE Inc.:

685,000	Notes, 6.750% due 9/1/12	589,100

	Senior Notes:

35,000	8.500% due 9/15/10	34,913

625,000	11.375% due 3/1/18(a)	565,625

	Senior Secured Notes:

90,000	10.375% due 5/15/14(a)	96,300

215,000	11.125% due 11/15/17(a)	237,575

270,000	Senior Subordinated Notes, 8.375% due 2/1/11	247,725

	Mohegan Tribal Gaming Authority:

470,000	Senior Secured Notes, 11.500% due 11/1/17(a)	461,775

110,000	Senior Subordinated Notes, 6.875% due 2/15/15	73,150

160,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	157,200

600,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	600,000

640,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	508,800

	Snoqualmie Entertainment Authority, Senior Secured Notes:

390,000	4.686% due 2/1/14(a)(f)	196,950

20,000	9.125% due 2/1/15(a)	10,500

	Station Casinos Inc., Senior Notes:

495,000	6.000% due 4/1/12(c)(e)	114,469

1,005,000	7.750% due 8/15/16(c)(e)	248,737

285,000	Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp., Secured Notes, 7.875% due 11/1/17(a)	281,437

	Total Hotels, Restaurants & Leisure	11,334,381
	Household Durables — 1.3%
205,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	199,875

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   13

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Household Durables — 1.3% continued

$1,225,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11(e)	$1,221,937

630,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12(e)	596,925

	Total Household Durables	2,018,737

	Leisure Equipment & Products — 0.1%
170,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	182,325

	Media — 6.1%
	Affinion Group Inc.:

325,000	Senior Notes, 10.125% due 10/15/13	334,750

	Senior Subordinated Notes:

205,000	10.125% due 10/15/13	211,150

1,675,000	11.500% due 10/15/15	1,758,750

	CCH I LLC/CCH I Capital Corp.:

160,000	Senior Notes, 11.000% due 10/1/15(c)(e)	32,000

1,218,000	Senior Secured Notes, 11.000% due 10/1/15(c)(e)	249,690

1,300,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)(e)	1,586,000

	Cengage Learning Acquisitions Inc.:

265,000	Senior Notes, 10.500% due 1/15/15(a)	251,750

540,000	Senior Subordinated Notes, 13.250% due 7/15/15(a)	510,300

250,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(d)(e)	1,250

275,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(e)	2,778

770,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14(a)	854,700

	CSC Holdings Inc., Senior Notes:

250,000	8.500% due 6/15/15(a)	265,313

270,000	8.625% due 2/15/19(a)	289,575

	DISH DBS Corp., Senior Notes:

390,000	6.625% due 10/1/14	381,225

1,040,000	7.875% due 9/1/19	1,069,900

1,400,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	77,000

500,000	R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13(c)	31,250

495,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	428,175

See Notes to Financial Statements.

14   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 6.1% continued

$750,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	$814,687

260,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	276,250

	Virgin Media Finance PLC:

150,000	Senior Bonds, 9.500% due 8/15/16	159,375

210,000	Senior Notes, 9.125% due 8/15/16	217,350

	Total Media	9,803,218

	Multiline Retail — 0.9%
75,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	82,500

	Neiman Marcus Group Inc.:

1,014,525	Senior Notes, 9.000% due 10/15/15(b)	902,927

625,000	Senior Secured Notes, 7.125% due 6/1/28	531,250

	Total Multiline Retail	1,516,677

	Specialty Retail — 1.1%
	Blockbuster Inc.:

565,000	Senior Secured Notes, 11.750% due 10/1/14(a)	538,162

65,000	Senior Subordinated Notes, 9.000% due 9/1/12	34,613

185,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	191,013

60,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	63,300

890,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	894,450

	Total Specialty Retail	1,721,538

	Textiles, Apparel & Luxury Goods — 0.6%
895,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	966,600

	TOTAL CONSUMER DISCRETIONARY	29,775,709

CONSUMER STAPLES — 1.7%
	Food Products — 0.5%
370,000	Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19(a)	377,400

	Dole Food Co. Inc.:

20,000	Senior Notes, 13.875% due 3/15/14(a)	23,500

270,000	Senior Secured Notes, 8.000% due 10/1/16(a)	274,725

230,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	242,650

	Total Food Products	918,275

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   15

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Household Products — 0.8%
$255,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	$253,725

460,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16(a)	462,300

555,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	570,262

	Total Household Products	1,286,287

	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:

450,000	10.000% due 7/15/16(a)	470,250

140,000	10.000% due 7/15/16(a)	146,300

	Total Tobacco	616,550

	TOTAL CONSUMER STAPLES	2,821,112

ENERGY — 15.3%

	Energy Equipment & Services — 2.1%
995,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	1,382,350

375,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14(a)	399,375

250,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	238,125

240,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	235,200

255,000	Hercules Offshore LLC., Senior Secured Notes, 10.500% due 10/15/17(a)	255,637

555,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	544,594

210,000	North American Energy Alliance LLC / North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16(a)	219,450

130,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	149,466

	Total Energy Equipment & Services	3,424,197

	Oil, Gas & Consumable Fuels — 13.2%
140,000	Adaro Indonesia PT, Notes, 7.625% due 10/22/19(a)	138,950

465,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	478,950

650,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	523,250

1,530,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,415,250

440,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	473,000

2,325,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	2,226,187

295,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	294,263

See Notes to Financial Statements.

16   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 13.2% continued

$160,000	Compagnie Generale de Geophysique-Veritas, Senior Notes, 9.500% due 5/15/16(a)	$169,200

205,000	Concho Resources Inc., Senior Notes, 8.625% due 10/1/17	212,175

1,311,298	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.284% due 4/15/10(a)(b)(f)	1,108,047

1,500,000	El Paso Corp., Medium-Term Notes, 8.050% due 10/15/30	1,422,916

130,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	139,425

	Enterprise Products Operating LLP:

545,000	Junior Subordinated Notes, 8.375% due 8/1/66(f)	534,775

175,000	Subordinated Notes, 7.034% due 1/15/68(f)	161,243

850,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	850,000

550,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	561,000

1,065,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,017,075

	Mariner Energy Inc., Senior Notes:

495,000	7.500% due 4/15/13	485,100

230,000	8.000% due 5/15/17	217,350

645,000	Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15(a)	641,775

	OPTI Canada Inc., Senior Secured Notes:

170,000	7.875% due 12/15/14	133,450

290,000	8.250% due 12/15/14	229,100

	Petrohawk Energy Corp., Senior Notes:

490,000	9.125% due 7/15/13	509,600

160,000	7.875% due 6/1/15	162,400

	Petroplus Finance Ltd., Senior Notes:

310,000	6.750% due 5/1/14(a)	291,400

240,000	7.000% due 5/1/17(a)	218,400

	Plains Exploration & Production Co., Senior Notes:

435,000	10.000% due 3/1/16	467,625

430,000	8.625% due 10/15/19	433,225

	Quicksilver Resources Inc., Senior Notes:

510,000	8.250% due 8/1/15	501,075

425,000	11.750% due 1/1/16	473,875

1,585,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	1,616,700

1,485,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(e)	96,525

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   17

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 13.2% continued

$1,450,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	$1,210,750

470,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	484,100

625,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	90,625

640,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	593,600

610,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	610,763

	Total Oil, Gas & Consumable Fuels	21,193,144

	TOTAL ENERGY	24,617,341

FINANCIALS — 13.3%
	Capital Markets — 0.1%
545,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	88,563

	Commercial Banks — 1.7%
320,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	250,459

100,000	BankAmerica Institutional Capital B, Junior Subordinated Bonds, 7.700% due 12/31/26(a)	96,000

300,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(f)(g)	316,594

560,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(f)(g)	704,810

	Royal Bank of Scotland Group PLC, Subordinated Notes:

295,000	5.000% due 11/12/13	265,107

130,000	5.050% due 1/8/15	114,517

805,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(f)(g)	752,675

160,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(f)(g)	172,800

	Total Commercial Banks	2,672,962

	Consumer Finance — 4.6%
1,035,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	1,141,087

	Ford Motor Credit Co., Senior Notes:

210,000	3.034% due 1/13/12(f)	187,163

3,920,000	12.000% due 5/15/15	4,419,106

See Notes to Financial Statements.

18   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Consumer Finance — 4.6% continued

	GMAC LLC:

$1,924,000	Senior Notes, 8.000% due 11/1/31(a)	$1,664,260

93,000	Subordinated Notes, 8.000% due 12/31/18(a)	77,190

	Total Consumer Finance	7,488,806

	Diversified Financial Services — 4.2%
420,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	480,545

855,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	705,375

	CIT Group Inc., Senior Notes:

200,000	4.125% due 11/3/09(c)	135,500

685,000	0.420% due 3/12/10(c)(f)	452,956

100,000	Countrywide Capital III, Junior Subordinated Notes, 8.050% due 6/15/27	96,095

390,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	430,950

75,000	International Lease Finance Corp., Senior Notes, 5.750% due 6/15/11	67,394

800,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(f)(g)	806,990

	Leucadia National Corp., Senior Notes:

550,000	7.750% due 8/15/13	558,250

260,000	8.125% due 9/15/15	264,550

555,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	513,375

	TNK-BP Finance SA:

767,000	7.875% due 3/13/18(a)	778,505

374,000	Senior Notes, 7.875% due 3/13/18(a)	380,545

150,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	158,250

949,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	991,705

	Total Diversified Financial Services	6,820,985

	Insurance — 1.0%
	American International Group Inc.:

330,000	Junior Subordinated Notes, 8.175% due 5/15/58(f)	200,475

	Medium-Term Notes, Senior Notes:

935,000	5.450% due 5/18/17	709,773

215,000	5.850% due 1/16/18	162,215

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   19

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Insurance — 1.0% continued

	Senior Notes:

$130,000	5.600% due 10/18/16	$99,833

505,000	8.250% due 8/15/18	431,029

	Total Insurance	1,603,325

	Real Estate Investment Trusts (REITs) — 0.5%
625,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	625,000

205,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	196,800

	Total Real Estate Investment Trusts (REITs)	821,800

	Real Estate Management & Development — 0.6%
291,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(d)(e)	109,200

40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	34,400

	Realogy Corp.:

1,040,000	Senior Notes, 10.500% due 4/15/14	748,800

92,226	Senior Toggle Notes, 11.000% due 4/15/14(b)	61,330

	Total Real Estate Management & Development	953,730

	Thrifts & Mortgage Finance — 0.6%
1,075,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	946,000

	TOTAL FINANCIALS	21,396,171

HEALTH CARE — 6.4%
	Biotechnology — 0.2%
300,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(a)	305,250

	Health Care Equipment & Supplies — 0.5%
	Biomet Inc.:

150,000	Senior Notes, 10.000% due 10/15/17	162,938

580,000	Senior Toggle Notes, 10.375% due 10/15/17(b)	627,125

	Total Health Care Equipment & Supplies	790,063

	Health Care Providers & Services — 5.7%
1,340,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	1,058,600

185,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	183,613

See Notes to Financial Statements.

20   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 5.7% continued

	HCA Inc., Senior Secured Notes:

$400,000	9.125% due 11/15/14	$415,000

1,636,000	9.625% due 11/15/16(b)	1,740,295

615,000	7.875% due 2/15/20(a)	634,987

875,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	901,250

	Tenet Healthcare Corp.:

	Senior Notes:

215,000	7.375% due 2/1/13	210,700

355,000	10.000% due 5/1/18(a)	393,162

1,234,000	Senior Secured Notes, 8.875% due 7/1/19(a)	1,326,550

	Universal Hospital Services Inc., Senior Secured Notes:

260,000	4.635% due 6/1/15(f)	219,700

245,000	8.500% due 6/1/15(b)	243,775

1,811,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(b)(f)	1,602,735

170,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(a)	180,200

	Total Health Care Providers & Services	9,110,567

	Pharmaceuticals — 0.0%
60,000	Elan Corp. PLC, Senior Notes, 8.750% due 10/15/16(a)	55,950

2,085,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(e)	2,815

	Total Pharmaceuticals	58,765

	TOTAL HEALTH CARE	10,264,645

INDUSTRIALS — 11.9%

	Aerospace & Defense — 1.4%
70,000	Freedom Group Inc., Senior Secured Notes, 10.250% due 8/1/15(a)	74,200

1,781,813	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	1,231,678

300,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	293,250

640,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	646,400

	Total Aerospace & Defense	2,245,528

	Airlines — 3.1%
150,000	American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12(a)	154,500

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   21

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Airlines — 3.1% continued

$1,400,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	$1,260,000

1,800,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,485,000

	Delta Air Lines Inc.:

	Pass-Through Certificates:

495,000	7.711% due 9/18/11	475,200

454,673	8.954% due 8/10/14(d)	389,882

	Senior Secured Notes:

245,000	9.500% due 9/15/14(a)	251,125

270,000	12.250% due 3/15/15(a)	256,500

	United Airlines Inc., Pass-Through Certificates:

437,290	8.030% due 7/1/11(c)	559,731

106,406	6.932% due 9/1/11	105,342

	Total Airlines	4,937,280

	Building Products — 1.5%
	Associated Materials Inc.:

960,000	Senior Discount Notes, 11.250% due 3/1/14	888,000

745,000	Senior Subordinated Notes, 9.750% due 4/15/12	761,762

500,000	Associated Materials LLC/Associated Materials Finance Inc., Senior Secured Notes, 9.875% due 11/15/16(a)	515,000

130,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13(c)(e)	132,275

2,870,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14(c)(e)	104,038

85,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	89,675

	Total Building Products	2,490,750

	Commercial Services & Supplies — 1.9%
270,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	290,250

	Altegrity Inc., Senior Subordinated Notes:

250,000	10.500% due 11/1/15(a)	213,750

840,000	11.750% due 5/1/16(a)	672,000

640,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	656,000

275,000	Geo Group Inc., Senior Notes, 7.750% due 10/15/17(a)	280,500

	RSC Equipment Rental Inc.:

540,000	Senior Notes, 9.500% due 12/1/14	535,950

405,000	Senior Secured Notes, 10.000% due 7/15/17(a)	441,450

	Total Commercial Services & Supplies	3,089,900

See Notes to Financial Statements.

22   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Machinery — 0.3%
$360,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$329,400

70,000	Navistar International Corp., Senior Notes, 8.250% due 11/1/21	68,688

40,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	39,500

	Total Machinery	437,588

	Marine — 0.4%
640,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(a)	657,600

	Road & Rail — 2.0%
	Kansas City Southern de Mexico, Senior Notes:

1,325,000	9.375% due 5/1/12	1,358,125

450,000	7.625% due 12/1/13	434,250

145,000	7.375% due 6/1/14	137,750

210,000	12.500% due 4/1/16(a)	236,775

100,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	115,250

850,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(a)	892,500

	Total Road & Rail	3,174,650

	Trading Companies & Distributors — 1.2%
455,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	450,450

185,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	183,150

600,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	580,500

1,145,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	652,650

	Total Trading Companies & Distributors	1,866,750

	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:

15,000	8.190% due 5/15/15(a)(f)	10,425

205,000	12.500% due 5/15/17(a)	152,725

	Total Transportation Infrastructure	163,150

	TOTAL INDUSTRIALS	19,063,196

INFORMATION TECHNOLOGY — 1.1%

	IT Services — 0.7%
520,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	470,600

660,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	612,150

	Total IT Services	1,082,750

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   23

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 0.4%
	Freescale Semiconductor Inc.:

	Senior Notes:

$365,000	8.875% due 12/15/14	$298,387

146,913	9.125% due 12/15/14(b)	110,919

340,000	Senior Subordinated Notes, 10.125% due 12/15/16	243,100

	Total Semiconductors & Semiconductor Equipment	652,406

	TOTAL INFORMATION TECHNOLOGY	1,735,156

MATERIALS — 8.3%

	Chemicals — 0.7%
490,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	530,425

365,000	Solutia Inc., Senior Notes, 8.750% due 11/1/17	379,600

250,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(a)	252,500

	Total Chemicals	1,162,525

	Construction Materials — 0.1%
190,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(a)	191,425

	Containers & Packaging — 1.1%
300,000	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes, 8.250% due 11/15/15(a)	295,500

270,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14(a)	288,225

	Graham Packaging Co. L.P.:

185,000	Senior Notes, 8.500% due 10/15/12	187,313

305,000	Senior Subordinated Notes, 9.875% due 10/15/14	312,625

600,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(e)	0

565,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	601,725

	Total Containers & Packaging	1,685,388

	Metals & Mining — 2.5%
990,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	960,300

790,554	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(b)(f)	559,317

	Novelis Inc., Senior Notes:

1,005,000	7.250% due 2/15/15	907,012

230,000	11.500% due 2/15/15(a)	240,350

855,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	842,175

	Teck Resources Ltd., Senior Secured Notes:

250,000	9.750% due 5/15/14	281,875

180,000	10.250% due 5/15/16	208,350

	Total Metals & Mining	3,999,379

See Notes to Financial Statements.

24   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 3.9%
$1,760,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	$1,821,600

1,661,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(a)	1,407,697

700,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	745,500

	NewPage Corp., Senior Secured Notes:

150,000	7.278% due 5/1/12(f)	96,750

865,000	11.375% due 12/31/14(a)	867,163

1,002,025	Newpage Holding Corp., Senior Notes, 8.579% due 11/1/13(b)(f)	288,082

210,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(a)	230,368

	Verso Paper Holdings LLC:

330,000	9.125% due 8/1/14	275,550

525,000	Senior Secured Notes, 11.500% due 7/1/14(a)	561,750

	Total Paper & Forest Products	6,294,460

	TOTAL MATERIALS	13,333,177

TELECOMMUNICATION SERVICES — 9.0%

	Diversified Telecommunication Services — 5.7%
350,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	369,250

180,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	137,700

195,000	Frontier Communications Corp., Senior Notes, 8.125% due 10/1/18	196,706

695,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(d)(e)	0

420,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(e)	42

350,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	374,500

200,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	204,500

1,785,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.705% due 2/1/15	1,782,769

	Intelsat Jackson Holdings Ltd., Senior Notes:

415,000	9.500% due 6/15/16	437,825

430,000	11.500% due 6/15/16	453,650

	Level 3 Financing Inc., Senior Notes:

1,305,000	12.250% due 3/15/13	1,366,988

565,000	9.250% due 11/1/14	505,675

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   25

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 5.7% continued

$725,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	$757,625

690,000	Qwest Communications International Inc., Senior Notes, 8.000% due 10/1/15(a)	688,275

55,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19(a)	57,750

	Wind Acquisition Finance SA:

600,000	Senior Bonds, 10.750% due 12/1/15(a)	651,000

550,000	Senior Notes, 11.750% due 7/15/17(a)	624,250

	Windstream Corp., Senior Notes:

400,000	8.625% due 8/1/16	413,000

180,000	7.875% due 11/1/17(a)	182,700

	Total Diversified Telecommunication Services	9,204,205

	Wireless Telecommunication Services — 3.3%
490,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	491,225

180,000	iPCS Inc., Senior Secured Notes, 2.608% due 5/1/13(f)	158,400

	Sprint Capital Corp., Senior Notes:

1,200,000	7.625% due 1/30/11	1,219,500

1,025,000	8.375% due 3/15/12	1,042,937

1,700,000	8.750% due 3/15/32	1,479,000

860,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	825,600

	Total Wireless Telecommunication Services	5,216,662

	TOTAL TELECOMMUNICATION SERVICES	14,420,867

UTILITIES — 5.7%

	Electric Utilities — 0.2%
370,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	264,550

	Gas Utilities — 0.3%
485,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	482,575

	Independent Power Producers & Energy Traders — 5.2%
	AES Corp.:

106,000	Secured Notes, 8.750% due 5/15/13(a)	108,915

	Senior Notes:

1,050,000	8.000% due 10/15/17	1,060,500

105,000	8.000% due 6/1/20	105,525

See Notes to Financial Statements.

26   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 5.2% continued

	Dynegy Holdings Inc.:

$1,060,000	Senior Debentures, 7.625% due 10/15/26	$726,100

690,000	Senior Notes, 7.750% due 6/1/19	584,775

140,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	133,000

	Edison Mission Energy, Senior Notes:

880,000	7.750% due 6/15/16	761,200

300,000	7.200% due 5/15/19	240,750

450,000	7.625% due 5/15/27	319,500

	Energy Future Holdings Corp., Senior Notes:

40,000	10.875% due 11/1/17	28,000

4,356,200	11.250% due 11/1/17(b)	2,853,311

	Mirant Mid Atlantic LLC, Pass-Through Certificates:

129,707	9.125% due 6/30/17	131,004

350,746	10.060% due 12/30/28	360,830

310,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	306,900

390,000	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	387,075

340,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	334,900

	Total Independent Power Producers & Energy Traders	8,442,285

	TOTAL UTILITIES	9,189,410

	TOTAL CORPORATE BONDS & NOTES (Cost — $157,078,168)	146,616,784

ASSET-BACKED SECURITY — 0.0%

FINANCIALS — 0.0%

	Diversified Financial Services — 0.0%
1,402,534	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(e) (Cost — $1,489,442)	0

COLLATERALIZED SENIOR LOANS — 4.5%

CONSUMER DISCRETIONARY — 0.6%

	Auto Components — 0.5%
869,433	Allison Transmission Inc., Term Loan B, 3.206% due 8/7/14(f)	782,334

	Specialty Retail — 0.1%
250,000	Michaels Stores Inc., Term Loan B, 2.523% due 10/31/13	224,473

	Textiles, Apparel & Luxury Goods — 0.0%
545,155	Simmons Co., Term Loan, 9.095% due 2/15/12(f)	16,354

	TOTAL CONSUMER DISCRETIONARY	1,023,161

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   27

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

ENERGY — 0.6%

	Energy Equipment & Services — 0.6%
$1,111,225	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(e)(f)	$977,878

FINANCIALS — 1.0%

	Diversified Financial Services — 0.3%
500,000	CIT Group Inc., Term Loan, 10.276% due 1/18/12(f)	520,000

	Real Estate Management & Development — 0.7%
1,000,000	Realogy Corp., Term Loan, 13.500% due 10/15/17(f)	1,030,833

	TOTAL FINANCIALS	1,550,833

INDUSTRIALS — 0.5%

	Aerospace & Defense — 0.3%
500,000	Hawker Beechcraft, Term Loan B, 2.257% due 3/26/14	397,500

	Airlines — 0.2%
496,440	United Airlines Inc., Term Loan B, 2.331% due 1/12/14(f)	391,301

	Trading Companies & Distributors — 0.0%
627,321	Penhall International Corp., Term Loan, 10.133% due 4/1/12(f)	34,503

	TOTAL INDUSTRIALS	823,304

MATERIALS — 0.6%

	Chemicals — 0.6%
	Lyondell Chemical Co., Term Loan:

500,000	4.925% due 12/15/09(f)	475,416

688,980	5.809% due 12/20/14(f)	393,580

	TOTAL MATERIALS	868,996

UTILITIES — 1.2%

	Independent Power Producers & Energy Traders — 1.2%
2,456,140	Energy Future Holdings, Term Loan, 3.906% due 10/10/14(f)	1,891,228

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,351,119)	7,135,400

CONVERTIBLE BONDS & NOTES — 0.6%

CONSUMER DISCRETIONARY — 0.2%

	Media — 0.2%
375,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	398,437

INDUSTRIALS — 0.4%

	Airlines — 0.0%
40,000	AMR Corp., Senior Notes, 6.250% due 10/15/14	32,700

	Machinery — 0.0%
30,000	Navistar International Corp., Senior Subordinated Notes, 3.000% due 10/15/14	28,387

See Notes to Financial Statements.

28   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Marine — 0.4%
$750,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	$595,313

	TOTAL INDUSTRIALS	656,400

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $883,826)	1,054,837

SOVEREIGN BOND — 0.7%

	Russia — 0.7%
1,081,000	Russian Federation, 7.500% due 3/31/30(a) (Cost — $1,176,494)	1,213,531

SHARES

COMMON STOCKS — 0.3%

CONSUMER STAPLES — 0.0%

	Food Products — 0.0%
23,465	Aurora Foods Inc.(d)(e)*	0

MATERIALS — 0.3%

	Chemicals — 0.3%
28,965	Georgia Gulf Corp.*	416,227

TELECOMMUNICATION SERVICES — 0.0%

	Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares(d)(e)*	0

	TOTAL COMMON STOCKS (Cost — $1,122,218)	416,227

CONVERTIBLE PREFERRED STOCKS — 0.7%

FINANCIALS — 0.7%

	Diversified Financial Services — 0.7%
1,270	Bank of America Corp., 7.250% (Cost — $1,273,323)	1,063,422

PREFERRED STOCKS — 0.2%

CONSUMER DISCRETIONARY — 0.0%

	Media — 0.0%
2	ION Media Networks Inc., Series B, 12.000%(d)(e)*	0

FINANCIALS — 0.2%

	Consumer Finance — 0.2%
534	Preferred Blocker Inc., 7.000%(a)	326,124

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   29

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

SHARES	SECURITY	VALUE
	Thrifts & Mortgage Finance — 0.0%
16,625	Federal National Mortgage Association (FNMA), 8.250%(h)*	$19,119

	TOTAL FINANCIALS	345,243

	TOTAL PREFERRED STOCKS (Cost — $599,120)	345,243

WARRANTS

WARRANTS — 0.0%

714	Buffets Restaurant Holdings, Expires 4/28/14(d)(e)*	0

695	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(d)(e)*	0

165	Jazztel PLC, Expires 7/15/10(a)(d)(e)*	0

1	Turbo Beta Ltd., Expires 11/1/14(d)*	0

	TOTAL WARRANTS (Cost — $54,863)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $172,028,573)	157,845,444

FACE
AMOUNT

SHORT-TERM INVESTMENT — 1.4%

	Repurchase Agreement — 1.4%
$2,223,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity — $2,223,009; (Fully collateralized by U.S. government agency obligation, 2.970% due 9/3/13; Market value — $2,292,091) (Cost — $2,223,000)	2,223,000

	TOTAL — INVESTMENTS — 99.6% (Cost — $174,251,573#)	160,068,444

	Other Assets in Excess of Liabilities — 0.4%	635,667

	TOTAL NET ASSETS — 100.0%	$160,704,111

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	The coupon payment on these securities is currently in default as of October 31, 2009.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

#	Aggregate cost for federal income tax purposes is $175,049,496.

Abbreviation used in this schedule:

GMAC — General Motors Acceptance Corp.

See Notes to Financial Statements.

30   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Statement of assets and liabilities
October 31, 2009

ASSETS:

Investments, at value (Cost — $174,251,573)	$160,068,444

Foreign currency, at value (Cost — $755)	763

Cash	229

Dividends and interest receivable	4,078,712

Receivable for securities sold	669,694

Prepaid expenses	3,723

Total Assets	164,821,565

LIABILITIES:

Payable for securities purchased	3,741,832

Payable for Portfolio shares repurchased	110,024

Investment management fee payable	81,801

Trustees’ fees payable	3,045

Accrued expenses	180,752

Total Liabilities	4,117,454

TOTAL NET ASSETS	$160,704,111

NET ASSETS:

Par value (Note 5)	$269

Paid-in capital in excess of par value	222,749,811

Undistributed net investment income	12,736,856

Accumulated net realized loss on investments and foreign currency transactions	(60,599,704)

Net unrealized depreciation on investments and foreign currencies	(14,183,121)

TOTAL NET ASSETS	$160,704,111

Shares Outstanding	26,920,164

Net Asset Value	$5.97

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   31

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:

Interest	$17,918,955

Dividends	134,627

Total Investment Income	18,053,582

EXPENSES:

Investment management fee (Note 2)	819,724

Shareholder reports	110,005

Legal fees	39,578

Audit and tax	35,361

Insurance	4,999

Custody fees	4,155

Transfer agent fees	2,849

Trustees’ fees	1,396

Miscellaneous expenses	6,338

Total Expenses	1,024,405

NET INVESTMENT INCOME	17,029,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Loss From:

Investment transactions	(20,379,141)

Foreign currency transactions	(3,566)

Net Realized Loss	(20,382,707)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	55,675,636

Foreign currencies	8

Change in Net Unrealized Appreciation/Depreciation	55,675,644

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	35,292,937

INCREASE IN NET ASSETS FROM OPERATIONS	$52,322,114

See Notes to Financial Statements.

32   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:

Net investment income	$17,029,177	$18,838,373

Net realized loss	(20,382,707)	(12,743,255)

Change in net unrealized appreciation/depreciation	55,675,644	(63,355,815)

Increase (Decrease) in Net Assets From Operations	52,322,114	(57,260,697)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 6):

Net investment income	(19,000,023)	(21,000,029)

Decrease in Net Assets From Distributions to Shareholders	(19,000,023)	(21,000,029)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	1,218,064	513,547

Reinvestment of distributions	19,000,023	21,000,029

Cost of shares repurchased	(28,533,459)	(58,988,745)

Decrease in Net Assets From Portfolio Share Transactions	(8,315,372)	(37,475,169)

INCREASE (DECREASE) IN NET ASSETS	25,006,719	(115,735,895)

NET ASSETS:

Beginning of year	135,697,392	251,433,287

End of year*	$160,704,111	$135,697,392

* Includes undistributed net investment income of:	$12,736,856	$14,504,282

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   33

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2009	2008	2007	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$4.91	$7.50	$7.66	$7.61	$8.02

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.65	0.69	0.61	0.61	0.58

Net realized and unrealized gain (loss)	1.12	(2.62)	(0.17)	0.06	(0.33)

Total income (loss) from operations	1.77	(1.93)	0.44	0.67	0.25

LESS DISTRIBUTIONS FROM:

Net investment income	(0.71)	(0.66)	(0.60)	(0.62)	(0.66)

Total distributions	(0.71)	(0.66)	(0.60)	(0.62)	(0.66)

NET ASSET VALUE, END OF YEAR	$5.97	$4.91	$7.50	$7.66	$7.61

Total return[2]	45.22%	(28.03)%	5.98%[3]	9.37%	3.14%[4]

NET ASSETS, END OF YEAR (MILLIONS)	$161	$136	$251	$274	$287

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.75%	0.75%	0.69%[5]	0.67%	0.66%

Net expenses	0.75 [6]	0.75 [7,8]	0.68 [5,8]	0.67 [8]	0.66

Net investment income	12.46	9.13	7.69	7.62	7.31

PORTFOLIO TURNOVER RATE	67%	51%	61%	73%	20%

[1]	Represents a share of capital stock outstanding prior to April 30, 2007.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

[4]	The prior investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[6]	As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset Variable High Income Portfolio (formerly known as Legg Mason Partners Variable High Income Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 15, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   35

Notes to financial statements continued

used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Corporate bonds & notes	—	$147,538,417	$109,200	$147,647,617

Asset-backed securities	—	—	0	0

Collateralized senior loans	—	6,104,567	—	6,104,567

Convertible bonds & notes	—	1,054,837	—	1,054,837

Sovereign Bond	—	1,213,531	—	1,213,531

Common stocks	$416,227		0	416,227

Convertible preferred stocks	1,063,422	—	—	1,063,422

Preferred stocks	19,119	326,124	0	345,243

Warrants	—	0	0	0

Total long-term investments	1,498,768	156,237,476	109,200	157,845,444

Short-term investment†	—	2,223,000	—	2,223,000

Total investments	$1,498,768	$158,460,476	$109,200	$160,068,444

†	See Schedule of Investments for additional detailed categorizations.

36   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	ASSET-
	BONDS &	BACKED	COMMON
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	STOCKS
Balance as of October 31, 2008	$2,616,363	$0	$2

Accrued premiums/discounts	47,762	—	—

Realized gain/(loss)[1]	107,008	—	(1,012,807)

Change in unrealized appreciation (depreciation)[2]	321,102	—	1,012,805

Net purchases (sales)	(982,080)	—	—

Net transfers in and/or out of Level 3	(2,000,955)	—	—

Balance as of October 31, 2009	$109,200	$0	$0

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009[2]	$(1,311,879)	$(1,559,726)	$(85,498)

	PREFERRED
	STOCKS	WARRANTS	TOTAL
Balance as of October 31, 2008	$0	$0	$2,616,365

Accrued premiums/discounts	—	—	47,762

Realized gain/(loss)[1]	—	(127,388)	(1,033,187)

Change in unrealized appreciation (depreciation)[2]	—	127,388	1,461,295

Net purchases (sales)	—	—	(982,080)

Net transfers in and/or out of Level 3	—	—	(2,000,955)

Balance as of October 31, 2009	$0	$0	$109,200

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009[2]	$(23,000)	$(54,863)	$(3,034,966)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   37

Notes to financial statements continued

amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated

38   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   39

Notes to financial statements continued

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT INCOME	REALIZED LOSS	CAPITAL
(a)	—	$42,940,350	$(42,940,350)

(b)	$203,420	(203,420)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expense, to average net assets of the Portfolio will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

40   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

3. Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$89,034,286

Sales	96,470,623

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,713,767

Gross unrealized depreciation	(26,694,819)

Net unrealized depreciation	$(14,981,052)

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2009, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest
At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	247,306	76,500

Shares issued on reinvestment	5,177,118	3,153,158

Shares repurchased	(6,132,756)	(9,109,062)

Net decrease	(708,332)	(5,879,404)

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$19,000,023	$21,000,029

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   41

Notes to financial statements continued

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$13,580,580

Capital loss carryforward*	(59,801,781)

Other book/tax temporary differences(a)	(843,724)

Unrealized appreciation/(depreciation)(b)	(14,981,044)

Total accumulated earnings/(losses) — net	$(62,045,969)

*	As of October 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2010	$(21,882,303)

10/31/2011	(4,504,039)

10/31/2016	(12,948,815)

10/31/2017	(20,466,624)

$(59,801,781)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and Citigroup Global Markets Inc. (“CGM”) knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent

42   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million indisgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   43

Notes to financial statements continued

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second

44   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   45

Notes to financial statements continued

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Other shareholder information
At the August 2009 meeting, the Board of Trustees approved changing the Portfolio’s fiscal year end from October 31st to December 31st. This change will result in a “stub period” annual report being produced for the two-month period ending December 31, 2009.

46   Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Variable High Income Portfolio (formerly Legg Mason Partners Variable High Income Portfolio), a series of Legg Mason Partners Variable Income Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable High Income Portfolio as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2009

Legg Mason Western Asset Variable High Income Portfolio 2009 Annual Report   47

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the Legg Mason Western Asset Variable High Income Portfolio (formerly known as Legg Mason Partners Variable High Income Portfolio) (“the Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

48   Legg Mason Western Asset Variable High Income Portfolio

A. BENTON COCANOUGHER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A & M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A & M University (since 2004); formerly, Interim Chancellor, Texas A & M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A & M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (1987 to 2001)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

JANE F. DASHER

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

MARK T. FINN

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

Legg Mason Western Asset Variable High Income Portfolio   49

Additional information (unaudited) continued
Information about Trustees and Officers

RAINER GREEVEN

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

STEPHEN R. GROSS

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

50   Legg Mason Western Asset Variable High Income Portfolio

DIANA R. HARRINGTON

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

SUSAN M. HEILBRON

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

SUSAN B. KERLEY

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Legg Mason Western Asset Variable High Income Portfolio   51

Additional information (unaudited) continued
Information about Trustees and Officers

ALAN G. MERTEN

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. RICHARDSON PETTIT

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)

Number of portfolios in fund complex over-seen by Trustee	59

Other board member-ships held by Trustee	None

52   Legg Mason Western Asset Variable High Income Portfolio

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over-seen by Trustee	135

Other board member-ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

Legg Mason Western Asset Variable High Income Portfolio   53

Additional information (unaudited) continued
Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

54   Legg Mason Western Asset Variable High Income Portfolio

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1990); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its Predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Variable High Income Portfolio   55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	12/18/2008

Payable date:	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	0.81%

Please retain this information for your records.

56   Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Western Asset Variable High Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Variable High Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
FDXXO10544 12/09 SR09-981

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $95,100 in 2008 and $89,050 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $137 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in 2008 and $11,800 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act.     The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b) Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1)  Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: December 29, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: December 29, 2009

By:	/s/ Frances M. Guggino

Frances M. Guggino
Chief Financial Officer of Legg Mason Partners Variable Income Trust

Date: December 29, 2009